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                      SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C. 20549

                                   FORM 8-K

               CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d) OF
                      THE SECURITIES EXCHANGE ACT OF 1934

               Date of Report (Date of earliest event reported)
                                  May 7, 2001

                                MEDIAPLEX, INC.
            (Exact Name of Registrant as Specified in its Charter)

        DELAWARE                    000-27601                   94-3295822
(State of Incorporation)     (Commission File Number)        (I.R.S. Employer
                                                            Identification No.)


                         177 STEUART STREET, SUITE 200
                       SAN FRANCISCO, CALIFORNIA  94105
         (Address, including zip code, of principal executive offices)

              Registrant's telephone number, including area code:
                                (415) 808-1900


                                      N/A
        (Former name or former address, if changed since last report.)





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ITEM 5. OTHER EVENTS

     Mediaplex, Inc. a Delaware corporation ("Registrant"), entered into a technology agreement with Exile on Seventh, LLC ("Exile"), as of May 7, 2001. Exile, a San Francisco, California, based marketing and advertising agency, will exclusively use Mediaplex's proprietary adserving technology, MOJO(R) ASP for its clients' online media campaigns. In addition, Exile On Seventh has designated Mediaplex as its preferred provider for solutions for offline campaign planning, production, and financial technologies using Mediaplex's AdWare.

     The agreement includes the transition of Mediaplex's media clients and media related service capabilities to Exile On Seventh. This action was taken in order to completely transition Mediaplex to a pure technology solutions company. Mediaplex will continue to focus on expanding and developing its online and offline advertising campaign technologies for marketers.

     On May 8, 2001, Mediaplex Inc. issued a press release announcing the transaction discribed above. The press release is attached as Exhibit 99.1 to this Form 8-K.


ITEM 7. FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS

     (a) and (b) not applicable.

     (c)  Exhibits

          Exhibit 99.1  Mediaplex Inc. Press Release issued May 8, 2001.
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ITEM  7.  SIGNATURES

  Pursuant to the requirements of the Securities Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Date:   May 14, 2001                MEDIAPLEX, INC.

                                    By:      /s/ TOM A. VADNAIS
                                        -------------------------------
                                                  Tom A. Vadnais
                                        President and Chief Executive Officer
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                                MEDIAPLEX, INC.

                           Current Report on Form 8-K

                               INDEX TO EXHIBITS



Exhibit No.      Description
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99.1             Mediaplex Inc. Press Release issued May 8, 2001.